                                                                    EXHIBIT 21.1

                            TYCO INTERNATIONAL LTD.
                          Subsidiaries at 30 Sept. 1999

ARGENTINA:
  A&E Argentina, S.A.
  AMP Sociedad Anonima Argentina Comercial Industrial Y
Financiera
  Grinnell Sistemas de Proteccion Contra Incedio S.A. de
C.V.
  Intecva Sudamericana S.R.L.
  Interco Argentina S.A.
  Metalurgica Bellucci S.A.
  Raychem S.a. Industrial & Comercial

AUSTRALIA:
  000 233 536 Pty. Limited(1)
  ACN 000 343 019 Pty Ltd.
  ADT Security Pty. Ltd.
  Australian AMP Pty. Limited
  Auto Suture Holdings Pty. Limited
  Coastline Foundry (Qld) Pty Limited
  Command Investments Pty. Limited
  Complete Engineering Group Pty. Limited
  Danby Pty Limited
  Environ Pty. Limited
  Fire Control Pty Limited
  Firefair Pty Limited
  Firepipe Protection Pty Limited
  Firmagroup Operations Holdings Pty Limited
  Gold Energy (Aust) Pty. Limited
  Graphic Controls (Australia) Pty. Ltd.
  Grinnell Asia Pacific Pty Limited(2)
  Grinnell Building Products Pty. Limited
  Haden Engineering Pty Limited
  Haden F M Pty Limited
  Haden Staff Superannuation Fund Pty Limited
  Kalanda Enterprises Pty Ltd
  Keystone Asia Pacific Pty. Ltd.
  Mather & Platt Pty. Ltd.
  MB John Limited
  Metropolitan Fire Systems Pty Limited
  MFS Holdings Pty Limited
  Nationguard Security Pty Limited
  Panmedica Pty. Ltd.
  Raychem (Australia) Propietary, Ltd.
  Sherwood Medical Industries Pty. Limited
  Super Nomines (NSW) Pty Limited
  Steel Mains Pty Limited
  Swan Metal Skirtings Pty. Limited
  TISP Pty Limited
  Tyco Australia Pty. Ltd. (ACN 008 399 004)(3)
  Tyco Building Products Pty Limited
  Tyco Engineering and Construction (Asia) Pty. Ltd.
  Tyco Flow Control Pacific Pty. Limited
  Tyco Grinnell Asia Pacific Pty Limited

  Tyco Healthcare Pty Limited
  Tyco International Pty Limited
  Tyco Water Pty Ltd.
  Valleylab Australia Pty.Limited
  Viking Fire Systems Pty Limited
  Yarway Australia Pty. Ltd.

AUSTRIA:
  AMP Osterreich Handelsgesellschaft m.b.H.
  Auto Suture Austria GmbH
  Raychem GmbH
  Total Walther Feuerschutz und Sicherheit GmbH
  Zettler-Elektro GmbH.

BAHAMAS:
  Newington Limited
  World Services Inc.

BARBADOS:
  Central Sprinkler Export Corporation
  Exeter Holdings Limited
  Dexide Foreign Sales Corporation
  Graphic Controls Barbados Limited
  INBRAND FSC Inc.
  Kendall International FSC, Inc.
  Keystone FSC Ltd.
  Raychem Foreign Sales Corporation
  SWD Foreign Sales Corporation
  TSSL Foreign Sales Corporation
  TVM Foreign Sales Corporation
  Tyco International Sales Corp.
  USSC FSC, Inc.

BELGIUM:
  1991 CIPE Benelux
  1994 WHICH
  ADT Security Services S.A.
  Alarm Centrale
  AMP Belgium
  Auto Suture Belgium B.V.
  B.V.B.A. Alarm Cebtrale S.P.R.L.
  Intervalve B.V.
  N.V. ADT Security Services S.A.
  N.V. Airvans Belgium S.A.
  N.V. CIPE Belgium S.A.
  N.V. Firman Schevelenbosch-Alarm-Beveiliging Systemen S.A.
  N.V. WHICH Belgium S.A.
  N.V. Wormald S.A.
  Raychem China Limited NV
  Raychem Industries NV
  Raychem NV
  Tyco Flow Control Europe
  Tyco Healthcare Belgium S.A.
  Vonk Enschede BV
  Wormald S.A.
  Zettler Belgique S.A.

BERMUDA:
  AMP Exports Limited
  Camron (Bermuda) Insurance, Ltd.
  Cawich Limited
  Electro-Protective Limited
  Kral Steel, Ltd.
  Tyco Alpha Limited
  Tyco Beta Limited
  Tyco Delta Limited
  Tyco Epsilon Limited
  Tyco Eta Limited
  Tyco Gamma Limited
  Tyco Holdings Limited
  Tyco Kappa Limited
  Tyco Lambda
  Tyco lota Limited
  Tyco Omega
  Tyco Omicron
  Tyco Rho
  Tyco Sigma Limited
  Tyco Theta Limited
  Tyco Zeta

BORNEO:
  Wormald (Borneo) Sdn. Bhd.

BRAZIL:
  AMP DO Brasil Conectores Eletricos E Eletronicos Ltda.
  Auto Suture do Brasil Ltda.
  Batts do Brazil
  Crosby Valve & Gage Participawes Ltd.
  Grinnell Sistemas de Protecao contra Incendio Ltda.
  Hitech Harness Industria E Comercio de Componentes
Electricos E Electronicos Ltda.
  Keystone do Brasil, Ltda.
  Micro-Onda do Brasil-Comercio e Industria de Equipamentos
Electronicos Ltda.
  Microwave Electronica E Telecomunicacoes
  Multiservice Engenharia Ltda.
  Raychem Productos Irradiados Limitada
  Valvulas Crosby Industria e Commercio Ltd.

BRITISH VIRGIN ISLANDS:
  Somerset Holdings Ltd.

CANADA:
  1057673 Ontario Inc.
  311313 Alberta Ltd.
  3598900 Canada Inc.
  495649 Ontario Limited
  597237 Alberta Ltd.
  620919 Ontario Limited
  919551 Ontario Inc.
  921150 Ontario Inc.
  ADT Finance, Inc.
  ADT Canada Holdings Limited (72.84%)
  ADT Security Services Canada, Inc.
  Alarmcorp. Ltd.

  Alarmex Ltd.
  AMP of Canada, Ltd.
  ASL Alarm Supplier Ltd.
  Batts Enterprises (Canada) Ltd.
  Cantech Corporation
  Century Industries Company
  Code Red Fire Services, Ltd.
  Code Red Security Systems, Corp.
  Columbia-MBF Inc. (3589790)
  Detron Safety Inc.
  Drapeau Fire Protection Limited
  Earth Tech (Canada) Inc.
  Firecom Sales & Consulting
  Firefighter Protection/Mobile Fire Extinguisher
Recharging Ltd.
  Fireworks Fire Protection Ltd
  Fireex Industries Calgary Inc.
  Firex Industries Inc.
  Foothills Fire Equipment Ltd.
  Freedom Systems Ltd.
  Forward Safety Systems (Eastern) Inc.
  Forward Safety Systems, Inc.
  Gormae Holdings Inc.
  Graphic Controls Canada, Ltd.
  Hawley Group Canada Limited
  Hawley International Finance Limited
  Hi-Line Holdings Ltd.
  Inbrand Corporation (Canada) Inc.
  Jenteck Controls Ltd.
  Keystone Canada, Co.
  M/A-COM Limited
  Minervatech Inc.
  Murphy Fire Systems Ltd.
  National Alarm Systems Ltd.
  Niagara Fire Extinguisher Co. Ltd.
  P.A.L. Enterprises Inc.
  Proctor & Redfern International Limited
  Protec Industries Alberta Ltd.
  Parkwood Security Services, Inc.
  Protective Alarms of Canada Inc.
  Raychem Canada Limited
  Rovalve Canada Ltd.
  Rust Environment & Infrastructure of Canada Inc.
  Serv-Alarm Limited
  Serv-Alarm Niagara
  Serv-Alarm Toronto Ltd.
  Sheldon Machine Shop Inc.
  Sheldon Valve Sales Ltd.
  SKS Fire & Communications Inc.
  Spanguard Devices, Inc.
  Tyco Healthcare Group Canada Inc.
  Tyco International of Canada Ltd.(4)
  Tyco Valves & Controls Canada Inc.
  Unistrut of Canada Limited
  Universal Electronic Protection Inc.

CAYMAN ISLANDS:
  Davis & Geck Caribe Limited
  Davis & Geck Limited
  Raychem International

CHILE:
  AMP de Chile Conectores Electricos Y Electronicos Limitada
  Comercial Kendall (Chile) Limitada
  Grinnell Sistemas de Proteccion Contra Incedio, S.A.
(Chile)
  Inprotecto SA
  Kendall de Chile de S.A.
  Raychem Industrial Y Comercial Limitada
  Simplex S.A.
  Tyco Flow Control Chile S.A.
  Unistrut Chile Comercial E. Industrial Limitada

COLUMBIA:
  AMP de Colombia ltda.
  Kendall Columbia, S.A.
  Raychem Colombia S.A.
  Raychem S.A.

COSTA RICA:
  Carlisle Costa Rica S.A.
  Kendall Innovadores en Cuidados al Paciente S.A.

CROATIA:
  AMP Croatoa, d.o.c

CYPRUS:
  Raychem Technologies Limited

CZECH REPUBLIC:
  AMP Czech s.r.o.
  Raychem s.r.o.
  Wormald CZ s.r.o.
  Zettler C.R. Spol. s.r.o.
  Zettler CR, Ltd.

DENMARK:
  AMP Danmark
  CIPE Holding ApS
  K.S. Kaalund A/S International
  KBIL 38 nr. 2201 ApS
  Raychem A/S
  TSD
  Tyco Holding I Aps
  Tyco Holding II Aps
  Tyco Holding III Aps
  Tyco Holding IV Aps
  Tyco Holding IX (Denmark) ApS
  Tyco Holding V Aps
  Tyco Holding VI Aps
  Tyco Holding VII Aps
  Tyco Holding VIII (Denmark) ApS
  Tyco Holding X (Denmark) ApS

  Tyco Holding XI (Denmark) ApS
  Tyco Holding XII (Denmark) ApS
  WATER Holding ApS
  Wormald A/S

ECUADOR:
  Grinnell Sistemas de Proteccion Contra Incedio, S.A.

EGYPT
  Raychem Egypt Limited

ESTONIA:
  AMP Eesti AS

FINLAND:
  AMP Finland OY
  TSA Gap Prive
  Raychem OY

FRANCE:
  Acheroise de Participations
  Acroba S.A.
  ADT Provider
  ADT Provider SA
  ADT Securite Services S.A.
  Alstom Vannes SA
  Alte
  AMP--SIMEL SA
  AMP de France S.A.
  AMP Export S.A.R.L.
  AMP Holding France S.A.S.
  APM SARL
  ASE Continuing Education Center S.A.
  ASE Partners S.A.
  Automatisation et Securite de L'Quest (A.S.O.)
  Auto Suture Europe S.A.
  Auto Suture European Services Center, S.A.
  Auto Suture France S.A.
  Bayard
  CEDI Fabrication
  CEDI Securite SA
  Ceditel SA
  CEDP
  CEMOS S.A.
  CEPA
  CIPE France S.A.
  COFILION
  Cormerais Electronique S.A.
  CPS Alarme
  CPS Surveillance
  D.S.I. Sarl (34%)
  Descote SA
  Euroville France
  FAB ELEC
  Fibaly
  FINASUR

  Fingerkey S.A.
  FIRENT
  First Alarme
  Gachot S.C.A.
  GMC SARL
  Graphic Controls France S.A.R.L.
  Grinnell Distribution France Sarl
  Gubri
  Inbrand France SA
  Karner-Batts SARL
  Kendall Incontinence
  KLEIN
  Label S.A.
  Laborotoires Sherwood, Davis & Geck
  Mather & Platt Wormald S.A.
  Nomos SA
  Omnium de Prevention et de Protection Incendie
  PREFI
  Protel
  Raychem SA
  S.T.M.T. (s.a.r.l.)
  Sarthe Mayenne Telesurveillance Electronique
  Sayag Electronique International (S.E.I.)
  SCI Alain Martin
  Sci Becaro
  Sci Chanle
  Sci Du Mouzon
  Sci Mazal
  Sci Tov
  Securifin
  SEGE SA
  Sherwood, Davis and Geck Needles S.A.
  Societe de Communication et Telesurveillance (S.C.T.)
  Societe Europeenne de Protection Contre L'Incendie S.A.
  STPE
  Surgical Dynamics Europe, SAS
  Swair
  TSA Gap (34%)
  T.S.M.C.
  T.S. France SA
  Telesix
  TEP France SA
  Tyco Europe S.A.
  Tyco European Security Holdings SA
  Tyco European Security Management
  Tyco Flow Control Holding S.A.
  Tyco Submarine Systems SARL
  Visagest Sarl

GERMANY:
  1994 CIPE Duetschland
  1996 WHICH Deutschland
  1997 TEP Deutschland
  1998 JALEX
  ADT Security Deutschland GmbH
  AMP Deutschland GmbH
  B. Braun-Dexon GmbH (50%)
  CDK Holding Deutschland
  Chemat GmbH Armaturen fur Industrie
  Chemat Verwaltungsgesellschaft GmbH
  Chemische Fabrik Pirna-Copitz GmbH
  Descote GmbH
  Elo TouchSystems Verwaltungs GmbH
  Elo Touch Systems GmbH & Co. KG
  Erika-Stiftung e.V.
  Grinnell Flow Control GmbH & Co. Dist.
  Grinnell Flow Control GmbH
  H&H Med. GmbH
  Helmut Geissler Glasinstrumente GmbH
  Karner-Batts GmbH
  Kendall-Medizinische Erzeugnise
  Keystone GmbH
  Medolas Gesellschaft Fur Medizintechnik MBH
  NARVIK-Yarway GmbH
  Ofa Bamberg Otto Fankhanel & Sohn GmbH
  Rathgeber BIOFORM GmbH
  Raumschutzanlagenbau GmbH
  Raychem GmbH
  SABO-Armaturen Service GmbH
  Sempell Aktiengesellschaft
  Sempell Armaturen-Service GmbH
  SHG-Strahlenchemie Holding GmbH
  SHG-Vermogensverwaltungsgesellschaft mbH
  Sigmaform GmbH
  TEPG GmbH
  Thorn Sicherheits GmbH
  Total Walther Feuerschutz Loschmittel GmbH
  Total Walther GmbH
  Triangle Controls Ltd.
  Tyco Healthcare Deutschland GmbH
  Tyco Healthcare Deutschland Manufacturing GmbH \
  Tyco Holding GmbH
  Tyco International Armaturen Holding GmbH
  USSC Medical GmbH
  USSC (Deutschland) GmbH
  Walter Rose GmbH
  Wellcom International Sales and Services GmbH
  Wellcom International Sales and Services GmbH & Co.
Betriebs KG
  Zettler Hilfe e.V.

GIBRALTAR:
  Espion (International) Limited
  Silver Avenue Holdings Limited

  Stralen Investments Limited
  Valera Holdings Limited
  Velum 1998 Limited
  Verdana Holdings Limited

GREECE:
  ADT Greece S.A. (82.5%)
  AMP Hellas MEPE
  Greene Insurance Limited
  Raychem Hellas E.P.E.
  Tyco Hellas S.A.

GUATEMALA:
  ADT Sistemas de Seguridad, S.A.
  Grinnell Sistemas de Proteccion Contra Incendio, S.A. de
C.V.
  Tyco Ingenieria y Construccion S.A.

HONDURAS:
  A&E Hangers S.A.

HONG KONG:
  A&E Products (Far East) Limited
  AMP Products Pacific Limited
  Batts Far East Limited
  Central Spraysafe Company (Hong Kong) Limited
  Crown Nation International Limited
  Dawson Engineering Limited (50%)
  Madison Cable Asia Limited
  ODG Energy Controls Limited
  Pioneer Faith International Limited (50%)
  Raychem (HK) Limited
  Raychem Asia Pacific Limited
  Raychem China Limited
  Raychem China Marketing Services Limited
  Sherwood Medical (Hong Kong) Limited
  Thorn Security (Hong Kong) Limited
  Tyco Engineering & Construction (HK) Ltd.
  Tyco Flow Control Hong Kong Limited
  Tyco Healthcare (HK) Co., Ltd.
  Tyco/Tudawe Trading Corporation
  Wormald Engineering Ltd.
  Wormald Engineering Services Limited

HUNGARY:
  AMP Hungary Maufacturing Co. Ltd.
  AMP Hungary Trading Co. Ltd.
  Total Walther Contractor and Engineering

INDIA:
  A&E India Private Limited
  AMP India Limited
  AMP Tools (India) Pvt. Ltd.
  Automotive Wiring Systems Private Limited
  Keystone India pvt. Limited

  Keystone Valves (India) Pvt. Ltd.
  Modern Alarms & Electronics Pvt Ltd.
  Raychem RPG Limited
  Stenco Engineering Co. Pvt. Ltd.

INDONESIA:
  P.T. ODG Wormald Indonesia

IRELAND:
  ABA Electronics Ltd.
  ACE Alarm Systems Limited
  ADT Limited
  Allied Alarms & Safes Limited
  Allied Alarms Limited
  Allied Metal Products Limited
  Allied Security Products Limited
  AMP Ireland Limited
  AMP Reinsurance Company Limited (ARCL)
  B & E Electronics Limited
  Brangate Limited
  Huet Security Ltd.
  IAMASCO Plc
  Knightline Ltd.
  Knightlock Ltd.
  Knightvision Ltd.
  Knightwatch Alarms, Ltd.
  Mather & Platt (Ireland) Limited
  Mather & Platt Ireland (Mfg.) Limited
  Mid-Ulster Alarms Limited
  Modern Security Systems Ltd.
  Renalarms Ltd.
  Sherwood Medical Industries of ireland Limited
  Tyco Far East Asia Holdings
  Tyco International Finance Ireland
  Tyco Ireland Limited
  United States Surgical Corporation (Ireland) Limited

ISRAEL:
  AMP Israel Products Ltd.
  Sintram Limited
  Raychem Limited

ITALY:
  AMP Italia Products S.p.A.
  AMP Italia S.p.A.
  Auto Suture Italia, S.p.A.
  Belgicast Srl
  Biffi Italia S.r.l.
  Faro S.r.l.
  Fasani
  Karner-Batts SRL
  Kendall Medical S.R.L.
  Meditec s.r.l.
  Politermica Distribution S.r.l.

  Raimondi Valvole
  Raychem S.p.A.
  Vanessa S.r.l.
  Wormald Italiana S.P.A.
  Zettler App. Eletricci S.p.A.
  Zettler S.R.L.

JAPAN:
  AMP (Japan) Limited
  AMP Technology Japan Ltd.
  Ansul-Nissho, Inc.
  Auto Suture Japan Inc.
  Business Japan Co., Ltd.
  Central Sprinkler Japan, Limited
  Nihon Elcon K.K.
  Nippon Keystone Corporation
  Nippon Sherwood Medical Industries Ltd.
  Surgical Dynamics Japan Inc.
  Tyco Healthcare Products (Japan) Co., Ltd.
  Touch Panel Systems K.K.

KOREA:
  AMP Korea
  AMP Korea Limited
  Auto Suture Korea, Inc.
  Batts Korea Ltd.
  Caps Co. Ltd.
  Dong Bang Electronic Industrial Co. Ltd. (98.5%)
  Kendall Medical Ltd.
  Keystone Valve (Korea) Limited
  Raychem Korea Ltd.

LUXEMBOURG:
  1997 CIPE Luxembourg
  ADT Finance S.A.
  ADT Luxembourg S.A.
  Ocarina S.A.
  Tyco Group S.a.r.l.
  Tyco International Group S.A.
  Valera Holdings S.a.r.l.

MALAYSIA:
  ADT Alarm Research (M) Sdn. Bhd.
  AMP Connectors (Malaysia) Sdn. Bhd.
  AMP Products (Malaysia) Sdn. Bhd.
  Brunsfield Holdings Sdn. Bhd.
  Brunsfield Thorn Technology Sdn. Bhd. (50%)
  Grinnell Supply Sales (Malaysia) Sdn. Bhd. (50%)
  Innodouble (M) Sdn. Bhd. (51%)
  Keystone Valve (M) Sdn. Bhd.
  Kijang Merger Sdn Bhd
  Kumpulan Injap Kebesan (M) Sdn. Bhd.
  Mediquip Sdn. Bhd.
  Raychem Sdn. Bhd.

  Thorn Security Services (Malaysia) Sdn. Bhd. (30%)
  Tyco Engineering & Construction (Malaysia) Sdn. Bhd. (70%)
  Tyco Flow Control (Malaysia) Sdn. Bhd.
  Tyco Grinnell KM Sdn. Bhd. (30%)

MARSHALL ISLANDS:
  C.S. Tyco Provider, Inc.
  Coastal Cable Ship Co. Inc.

MAURITIUS:
  Tyco Asia Investments Limited

MEXICO:
  ADT Security Services, S.A. de C.V.
  AMP Amermex, S.A. de C.V.
  AMP De Mexico, S.A.
  Ansul Mexico, S.A. de C.V.
  Batts de Mexico S.A. de C.V.
  Carlisle Recycling de Mexico S.A. de C.V.
  Cima de Acuna S.A. de C.V.
  Especialidades Medicas Kenmex, S.A.
  Euro-Flex de Mexico, S.A. de C.V.
  Grinnell Sistemas de Proteccion Contra Incendio Mexico
S.A. de C.V.
  Kelsar S.A. de C.V.
  Kendall de Mexico S.A. de C.V.
  Kenmex Holding Company, S.A. de C.V.
  Plasticos Bajacal, S.A. de C.V.
  Plasticos Mexical S.A. de C.V.
  Productos de Atencion de Salud de Mexico, S.A.
  Raychm Juarez, S.A. de C.V.
  Raychem Servicos, S.A. de C.V.
  Raychem Technologias, S.A. de C.V.
  Rust Servicios Ambientales E Infraestructura, S.A. de C.V.
  Tyco Engineering and Construction S.A. De C.V.
  Tyco Submarine Systems, S.A. de C.V.
  Valvulas Keystone de Mexico S.A. de C.V.

NETHERLANDS:
  1994 CIPE Nederland
  1997 TEP Nederland
  ADT Canada B.V.
  ADT Canada Holdings B.V.
  ADT Finance N.V.
  ADT Holdings B.V.
  ADT Security Services B.V.
  ADT Security Services Holdings B.V.
  AMP Automative Development Centre B.V.
  AMP Holland B.V.
  AMP Laminates B.V.
  AMP Taiwan B.V.
  AMP Technology Europe B.V.
  AMP Plus B.V.
  AMP Trading B.V.
  Ampliversal B.V.

  CIPE Nederland B.V.
  DE20 N.V.
  Grinnell Sales & Distribution B.V.
  Hovap Beheer B.V.
  Hovap Consolidated B.V.
  Hovap Holding B.V.
  Hovap International (Holland) B.V.
  Inbrand Benelux B.V.
  Kendall Nederland B.V.
  Keystone Valve (Europa) B.V.
  M/A-COM Eurotec B.V.
  MDC Meldkamer B.V.
  Narvik-Yarway B.V.
  Nieuwkerk BV
  Pompenfabriek "Anema" B.V.
  Pritchard Services Group BV
  Raychem (Nederland) BV
  Sherwood Medical Nederland B.V.
  TEP Security B.V.
  Thorn Security Nederland BV
  Total Walther B.V.
  TVM Europe B.V.
  Tyco Healthcare Nederland BV
  Tyco Labs Holland I B.V.
  Tyco Waterworks B.V.
  Unirax B.V.
  Unistrut (Benelux) B.V.
  Vonk Chokes B.V.
  Walther Brandbeveiliging B.V.
  Wormald B.V.
  Zettler Netherlands N.V.

NEW ZEALAND:
  A.F.A. Monitoring Limited
  ADT Holding Co. No. 3 Limited
  ADT Holdings Co. No. 1 Limited
  ADT Holdings Co. No. 2 Limited
  Armourguard Security Limited
  Command Nominees Limited
  Danks Bros. Limited
  Enlist Consulting Limited
  Fire Protection Inspection Services Ltd.
  Holyhead Holdings Limited
  Key Contact Limited
  Keystone New Zealand Limited
  New Zealand AMP Limited
  New Zealand Valve Company Limited
  Nortrac Engineering Limited
  Raychem New Zealand
  Rhino Security
  Securacopy Services (1992) Limited
  Seekers Communications Limited
  Tyco Healthcare Limited
  Tyco New Zealand Limited

NORWAY:
  AMP Norge AS
  Ergoform AS
  Wormald International A/S
  Wormald Signalco A/S

PANAMA:
  Kendall, S.A. (Panama)
  Tyco Submarine Systems S.A.

PEOPLE'S REPUBLIC OF CHINA:
  AMP (China) Investment Co. Ltd.
  AMP Qingdao Connector Co. Ltd.
  AMP Shanghai, Ltd. (92.31%)
  AMP Shunde Connector Limited
  AMP Suzhou Connector Tool, Ltd.
  AMP Tradinng (Shanghai) Company Limited
  Beijing Keystone Valve Co. Ltd.
  Kendall-Yantai Medical Products Company, Ltd.
  Keystone (Jingmen) Valve Co. Ltd. (80%)
  Keystone Valve (China) Ltd.
  Raychem (Shanghai) Trading Ltd.
  Raychem Electronics (Shanghai) Limited
  Raychem Electronics (Shenzhen) Company Limited
  Raychem Shanghai Cable Accessories Ltd.
  Shenyang OYT-Grinnell Fire Door Manufacturing Company
Limited
  Shenyang Yarway Valve Co. Ltd.
  Spraysafe Beijing
  Tak Cheong (Yau Kee) Engineering Ltd.
  Tyco Electronics H.K. Limited

PERU:
  Grinnell Sistemas de Proteccion contra Incendio S.A.
  Raychem Del Peru S.A.

PHILIPPINES:
  AMP Philippines Inc.
  Carlisle Philippines, Inc.
  Tyco-PIECO Corporation, Inc.

POLAND:
  AMP Polska sp.z.o.o.
  Auto Suture Poland Sp.z.o.o.
  Raychem Polska Sp.z.o.o.
  Total Walther-Ochrona P. Poz i Bezpieczenstwo Sp. z.o.o.

PORTUGAL:
  AMP Portugal--Conectores Electricos E Electronicos LDA
  B. Braun-Dexon (Portugal) Produtos Hospitalares Ltda.
(50%)
  Karner-Batts, Lda.
  Raychem (Portugal) Productos Quimicos Limitada

REPUBLIC OF SLOVENIA:
  AMP d.o.o.

  Total Walther--Stabilne hasiace zariadenia s.r.o.

RUSSIA:
  Auto Suture Surgical Instruments
  RATNERGO (ZAO RAYENERGO)

SAUDI ARABIA:
  Abahsain-Cope, S.A. Ltd. (49%)
  Raychem Saudi Arabia

SCOTLAND:
  Auto Auctions (Scotland) Limited
  Madison Cable Limited
  Modern Alarms (Scotland) Ltd.
  Motor Auctions (Scotland) Limited, The
  Security Centres (Scotland) Ltd.

SINGAPORE:
  ACSYS Asia Pacific Pte. Ltd.
  AMP Manufacturing Singapore Pte, Ltd.
  AMP Singapore Pte. Ltd.
  Central Spraysafe Company PTE Limited
  Crosby Valve Pte Ltd
  Descote Asia
  Grinnell Supply Sales Asia Pte.Ltd.
  INBRAND Asia Pte.Ltd. (40%)
  Kendall Medical Far East Pte. Ltd.
  Keystone Southeast Asia Pte Ltd
  Raychem Singapore Pte. Ltd.
  Thorn Security Pte. Limited
  Tyco Engineering and Construction (SEA) Pte. Ltd.
  Tyco Flow Control Asia Inc.
  Tyco Flow Control Pte. Ltd.
  Tyco Laboratories International (1993) Pte. Ltd.
  Tyco Submarine Systems (S) PTE LTD

SOUTH AFRICA:
  A&E Products Africa (Proprietary) Limited
  AMP Products South Africa (Proprietary) Limited
  Belgicast South Africa Pty. Ltd.
  Czechtech
  Intervalve (Pty) Ltd.
  Kendall Company of South Africa (Proprietary) Limited, The
  Kendall Medical (Pty) Ltd.
  Raychem (South Africa) (Pty) Limited
  Transcast (Proprietary) Limited

SPAIN:
  1990 CIPE Espana
  ADT Espana S.L.
  AMP Espanola, S.A.
  Auto Suture Espana, S.A.
  Automated Security International, S.A.
  B. Braun-Dexon Surgical S.A. (50%)

  Belgicast International S.L.
  Controles Graphicos Ibericos, S.A.
  Kendall Espana S.A.
  Kendall Proclinics, S.L.
  Mondragon Telecommunications SL
  Raychem SA
  Raychem Telco S.A.
  Segurmatica, S.A.
  Telecomunicaciones Marinas, S.A.
  Wormald Mather & Platt Espana, S.A.(5)

SRI LANKA:
  A&E Products Lanka (PVT) Ltd

SWEDEN:
  AMP Svenska AB
  Erichs Armatur AB
  Karner-Batts AB
  Kendall Medical AB
  Modern Prefabspecialisten Sprinkler i Lammhult Aktiebolag
  Prefabspecialisten Sprinkler i Lammhult Aktiebolag
  Raychem AG/Raychem SA
  Raychem Aktiegolag
  Thorin & Thorin AB
  Wormald Fire Systems A.B.

SWITZERLAND:
  1990 CIPE Suisse
  1996 WHICH Suisse
  19997 TEP Suisse
  ADT Franchising AG
  ADT Monitoring Services AG
  ADT Services AG
  AMP (Schweiz) AG
  AMP (Schweiz) HFI, AG
  AMP (Schweiz) Produktions AG
  Auto Suture (Schweiz) AG
  CIPE (Suisse) SA
  Confab Services AG
  Decolletage SA St. Maurice
  Neotecha A.G.
  Raychem A/S
  Robatal SA
  Sherwood Services AG
  Sirat SA
  Total Walther Feurschutz A.G.
  Tyco Acquisition AG
  Tyco Alpha Services AG
  Tyco Beta Services AG
  Tyco Electronics Group AG
  Tyco Electronics Services AG
  Tyco Flow Services AG
  Tyco Healthcare Group AG
  Tyco Healthcare Schweiz AG

  Tyco International Holding AG
  Tyco International Services AG
  Tyco Patents and Trademarks Services AG
  Tyco Plastics Services AG
  USSC AG
  WHICH (Suisse) SA
  Zettler AG

TAIWAN
  A&E Taiwan Co. Ltd.
  AMP Manufacturing Taiwan Ltd.
  Carlisle Taiwan, Inc.
  Kendall Medical Ltd.
  Keystone Valve (Taiwan) Ltd.
  Raychem Pacific Corporation
  Raychem Taiwan Limited
  Taliq Taiwan Limited
  Wormald Engineering Systems Taiwan Ltd.

THAILAND:
  ACS Asia (1996) Ltd.
  AMP (Thailand) Limited
  Kendall Gammtron Limited (85%)
  Kendall Medical Ltd.
  Keystone Valve (Thailand) Co., Ltd.
  Raychem Thai Limited
  TEAC Services Limited
  Tyco Earth Tech (Thailand) Limited
  Tyco International (Thailand) Ltd. (50%)
  WHC Holdings Limited

TURKEY:
  AMP Turkey
  Karner-Batts Turkey
  Raychem Elektro Yalitium Sistemieri Limited Sirketi

UNITED KINGDOM:
  Abbey Security International Ltd.
  Abbey Security Management Ltd.
  Access Control Syatems Limited
  ADT (UK) Holdings plc
  ADT UK Investments Limited
  ADT (UK) Limited
  ADT Aviation Limited
  ADT Finance plc
  ADT Fire & Security plc
  ADT Group plc
  ADT Linen Services Limited
  ADT Pension Fund Limited
  ADT Securities Limited
  ADT Security Systems Limited
  ADT Travel Holdings Limited
  ADT Travel Limited
  ADT Trustees Limited

  Advanced Absorbent Products Ltd.
  Advanced Alarm Systems Limited
  American District Telegraph Services International Ltd.
  AMP Finance Limited
  AMP of Great Britain Limited
  Ansell Jones Limited
  Applied Maintenance Systems Limited
  A.R.C. Fire Protection Ltd.
  Argus Group plc
  Ariel Burglary and Fire Protection Company Ltd.
  Argyle Medical Industries (U.K.) Limited
  AS (Overseas) Ltd.
  Ash Capital Finance (Jersey)
  Ash Group Services Ltd.
  Ash Rentals Ltd.
  Atlas Fire Engineering Limited
  Audio Education Limited
  Auto Auctions Limited
  Auto Sec. Info. Sys. Tech. Ltd.
  Auto Suture U.K. Limited
  Automated Loss Prevention Systems International Ltd.
  Automated Loss Prevention Center Ltd.
  Automated Security (Equipment) Ltd.
  Automated Security (Holdings) Inc.
  Automated Security (Holdings) plc
  Automated Security (Int) Ltd.
  Automated Security (Properties) Ltd.
  Automated Security Investments Ltd.
  Automated Security Limited
  Avalon Emergency Systems Limited
  BCA (Auctions) Limited
  BCA (Mobile Homes) Limited
  BCA Sports Management Limited
  BCA Vehicle Preparation Limited
  Basingkirk Estates Limited
  Bedford Car Auctions Limited
  Bissell Healthcare Limited
  Britannia Access Systems Limited
  Britannia Monitring Services Limited
  Britannia Photovision Limited
  Britannia Security CI Limited
  Britannia Security Group Limited
  Britannia Security Systems (Midlands) Ltd.
  Britannia Security Systems (Southern) Ltd.
  Britannia Security Systems Limited
  British Car Auctions (Aviation) Limited
  British Car Auctions (Flying) Limited
  Brook Security Services Limited
  Camp Limited
  Camp Pension Trustees Limited
  Campeire Limited
  Capital Alarms Limited
  Central Spraysafe Company Limited
  Charles Winn (Valves) Limited

  Cheshire Alarm Services Ltd.
  Chiltern Security Limited
  Cleaners (South West) Limited
  Cleaners Limited
  Coin Machine Sales Limited
  Combat Alarms Ltd.
  Comforta Healthcare Ltd.
  Communication & Tracking Services Ltd.
  Constabls Alarm Co. Ltd.
  Countrywide Leisure Holdings Limited
  D.C.S. Alarms Limited
  D J Security Alarms (Wales) Limited
  D J Security Alarms Limited
  Descote Ltd.
  Dicerule Limited
  Discreet Disposables Ltd.
  Donald Campbell Associates Ltd.
  Dong Bang Minerva (UK) Limited
  Ductile Steel Processors Limited
  Earth Tech Engineering Limited
  Edward Barber & Company Limited
  Edward Barber (UK) Limited
  Ellis Son & Paramore Limited
  Emos Information Systems Limited
  Emos Rentals Limited
  Eyelevel Electronics Limited
  Exbury Limited
  Excelsior Security Services Limited
  Farnham Limited
  Finesnatch Limited
  Fire Defender (UK) Ltd. (50%)
  Ford Electronic Services Ltd.
  Frome Motor Auction Sales Limited
  Gailey Caravan and Leisure Limited
  Gardner Security
  Grinnell (UK) Ltd.(6)
  Grinnell Manufacturing (UK) Limited
  Grinnell Sales & Distribution (UK) Ltd.
  Group Sonitrol Security Systems Ltd.
  Hertfordshire Security Systems Limited
  Hindle Cockburns Limited
  HMC Factors Limited
  Home Improvement Holdings Limited
  Huddersfield Motor Auctions Limited
  Hygieia Healthcare Holdings Ltd.
  INBRAND Ltd.
  INBRAND UK Ltd.
  Industrial Cleaners (UK) Limited
  Integrated (Fire & Safety) Services Limited
  Integrated Transport Systems Limited (10%)
  Itoba Limited
  James Deacon Security Limited
  JEL Building Management Limited
  JEL Building Management Systems Limited

  JMC Rehab Limited
  Johnson and Sons Limited
  Kaldistone Limited
  Karner-Batts, Ltd.
  Keystone Valve (UK) Limited
  Labyrinth Investments Limited
  Lander Urban Renewal Ltd.
  Lesters Health Care Services
  Libas International Limited
  Linksview Limited
  M1 Car Auctions Limited
  M1 Motor Auctions Limited
  M3 Car Auctions Limited
  M25 Motor Auctions Limited
  Macron Fireater Limited
  Maidstone Fire Protection
  Markden No. 1 Limited
  Markden No. 2 Limited
  Markden No. 3 Limited
  Markden No. 4 Limited
  Markden No. 5 Limited
  Markden No. 6 Limited
  Markden No. 7 Limited
  Mather & Platt (Exports) Ltd.
  Mather & Platt Alarms Limited
  Mather & Platt Fire Protection Limited
  Measham Motor Auctions Limited
  Midland Counties Motor Auctions Limited
  Minerva Fire Defense Limited
  Mobile Pressure Cleaning Limited
  Modern Alarms Ltd.
  Modern Automated Security Ltd.
  Modern Automatic Alarms (NI) Ltd.
  Modern Automatic Alarms Ltd.
  Modern Carecell Ltd.
  Modern Homepack Ltd.
  Modern Integrated Systems Ltd.
  Modern Security Systems
  Modern Security Systems (IOM) Ltd.
  Modern Security Systems (Products) Ltd.
  Modern Telecom Ltd.
  Modern Telecom Security Ltd.
  Motor Auctions (London) Limited, The
  Newman Tubes Limited
  OCTY2
  OCTY 1
  ODL Limited
  OKD Limited
  OMK Limited
  PPR Alarms Limited
  Paul Fabrications Limited
  Priory Security Services Limited
  Pritchard Insurance Services Limited
  Pritchard Laundries Limited

  Pritchard Services Group BV
  Pritchard Services Group Investments Limited
  Progressive Securities Investments Limited
  Prospect Cleaning Supplies Limited
  Prospect House Investments Limited
  Prospect House No. 11 Limited
  Prospect House No. 5 Limited
  Prospect House No. 7 Limited
  Provincal Limited
  Pryor & Howard (1998) Limited
  Raychem Limited
  Raynet (UK) Limited
  Realm Electronics Limited
  Redhill Security Services Llimited
  Region Protection (Notts) Limited
  S&W Bedrooms Limited
  Safeguard Electronics Limited
  Saffire Alarm Systems Limited
  Saffire Extinguishers Limited
  Screentone Limited
  Secure-It (UK) Limited
  Securis Products Ltd.
  Securitag International Ltd.
  Security Alarms Ltd.
  Security Centres (UK) Holdings Ltd.
  Security Centres (UK) Limited
  Security Centres Holdings Intl. Ltd.
  Security Centres Investments Ltd.
  Security Systems (Rental) Limited
  Security Watch Limited
  Shepton Holdings Limited (UK)
  Shield Protection Limited
  Show Contracts Limited
  Sigmaform UK Limited
  Sky Signs Limited
  Snap Printing Limited
  Soverign Security Systems Limited
  Spensall Engineering Limited
  Splenser Cleaning Services Limited
  Spraysafe Automatic Sprinklers Limited
  Stapp Limited
  Steel Support Systems
  Steelway Fensecure Limited
  Steeplock Limited
  Streets Machine Operating Company
  Stretford Security Services, Ltd.
  Taskman Security Services Limited
  Telecom Security Ltd.
  Ten Acre Securitites Ltd.
  Thameside Lock and Safe Company Limited
  The British Security Consurtium Ltd.
  Thorn Security Group Limited
  Thorn Security International Limited
  Thorn Security Limited

  Thornfire Limited
  Tinwald Limited
  Tower Manufacturing Limited
  TSG Trustees Limited
  TVC Distribution Limited
  TVM Group UK
  Tyco European Metal Framing Limited
  Tyco European Steel Strip Limited
  Tyco European Tubing Limited
  Tyco Flow Control (UK) Limited
  Tyco Healthcare UK Limited
  Tyco Holdings (UK) Ltd.
  Tyco Tech Limited
  Tyco Valves Limited
  Unifast Systems Limited
  Unipower Limited
  Unirax Limited
  Unistrut Europe Limited
  Unistrut Holdings Ltd.
  Unistrut Limited
  Vernon-Carus Limited
  WM Fire Protection Limited
  Wormald Ansul (UK) Ltd.(7)
  Wormald Fire Systems Ltd.
  Wormald Holdings (UK) Ltd.
  Wormald Industrial Property Ltd.

UNITED STATES OF AMERICA:
  A&E Construction Products, Inc.
  A&E GP Holding, Inc.
  A&E Hangers, Inc.
  A&E Products Group LP
  A&E Products Group, Inc.
  A-G Holding, Inc. I
  A-G Safety Services, Inc.
  AA Property Holdings, Inc.
  AAAA Dealer Services, Inc.
  Adhesive Technologies, Inc.
  ADT Automotive Holdings, Inc.
  ADT Automotive Paintless Dent Repair, Inc.
  ADT Automotive Services, Inc.
  ADT Automotive, Inc.
  ADT General Holdings, Inc.
  ADT Holdings, Inc.
  ADT Investments II, Inc.
  ADT Investments, Inc.
  ADT Maintenance Services, Inc.
  ADT Operations, Inc.
  ADT Property Holdings, Inc.
  ADT Security Services, Inc.
  ADT Security Systems, West, Inc
  ADT Services, Inc.

  ADT Specialty Auctions, Inc.
  ADT Title Holding Company I
  ADT Title Holding Company II
  ADT Travel Group Limited
  Advanced Quick Circuits, L.P.
  Advanced Services Corporation
  AEPG, Inc.
  Alarmguard, Inc.
  Alarmtech, Inc.
  Allied Tube & Conduit Corporation
  AMP Building Technology, Inc.
  AMP China Incorporated
  AMP International Enterprises Limited
  AMP Investments, Inc.
  AMP Products Corporation
  AMP Services, Ltd.
  AMP Technologies, Inc.
  Anderson, Greenwood & Co.
  Anderson, Greenwood LP
  Ansul, Incorporated(8)
  API Security, Inc.
  APS Group Holding, Inc.
  AQC, Inc.
  ARR, Inc.
  ATC Sales Company
  Atcor, Inc.
  Auction Transport, Inc.
  Auto Suture Company, Australia
  Auto Suture Company, Canada
  Auto Suture Company, Netherlands
  Auto Suture Company, U.K.
  Auto Suture Eastern Europe, Inc.
  Auto Suture Europe Holdings, Inc.
  Auto Suture International, Inc.
  Auto Suture Norden Co.
  Auto Suture Puerto Rico, Inc.
  Auto Suture Russia, Inc.
  Automated Security Corp.
  Automated Security Holdings, Inc.
  Babcock Water Engineering LP
  Batts, Inc.
  Beta Acquisition Corp.
  British Car Auction, Inc.
  Building Technology Associates
  Burton, Adams, Kemp & King, Inc.
  C.S. Charles L. Brown, L.P. (75%)
  C.S. Global Link, L.P. (75%)
  C.S. Global Mariner, L.P. (75%)
  C.S. Global Sentinel, L.P. (75%)
  C.S. Long Lines, L.P. (75%)
  Carlisle Plastics Holding LLC
  Carlisle Plastics LP
  Carroll Touch International Ltd.
  CASS Water Engineering, Inc.

  CCTC International, Inc.
  Central Castings Corporation
  Central CPVC Corporation
  Central Sprinkler Company
  Central Sprinkler Corporation
  Chemegene Corporation
  Confab Holding Corp.
  Confab International L.P.
  Connectware, LLC.
  Crosby GP Holding, Inc.
  Crosby Holding, Inc. I
  Crosby Valve International Ltd.
  Crosby Valve Sales & Services Corporation
  Crosby Valve, Inc.
  CSC Finance Company
  CSC Investment Company
  CVG Holding Corp.
  Descote, Inc.
  Detect, Inc.
  Dexide, Inc.
  E.C. Technologies, Inc.
  Earth Tech Water Engineering LP
  Earth Tech Architecture Inc.
  Earth Tech Engineers of New York, P.C.
  Earth Tech Environment & Infrastructure Inc.
  Earth Tech Holdings, Inc.
  Earth Tech of New York Inc.
  Earth Tech of North Carolina, Inc.
  Earth Tech of Ohio Inc.
  Earth Tech WE Holding Inc.
  Earth Tech, Inc.
  Earth Technology Corporation (USA), The
  Electro Signal Lab, Inc.
  Elkay Services LLC
  Elo Touch Systems
  FCI Liquidations, Inc.
  Fire Quip Corporation
  Fire Services, Inc.
  Firth Cleveland Steels, Inc.
  Flying Lion, Inc.
  Forever Hangers, Inc.
  FRM Services, Inc.
  GC Holding, Inc. I
  GC Holdings, Inc.
  General Acquisition Corp.
  General Sub Acquisition Corp.
  Georgia Packaging, Inc.
  Gimpel Corporation
  Graphic Controls Corporation
  Graphic Holdings, Inc.
  Grinnell Corporation(9)
  J.B. & S. Lees Inc.
  J.P. Multi-Systems, Inc.
  J.R. Clarkson Company, The

  Kendall Holding Company
  Keystone France Holdings Corp.
  Keystone Holdings Corp.
  Keystone Kuwait, Inc.
  Keystone Middle East, Inc.
  Keystone Saudi, Inc.
  Keystone Valve-Middle East, Inc.
  Ludlow Canada, Inc.
  Ludlow Company LP, The(10)
  Ludlow Corporation
  Ludlow Jute Company Limited
  M/A-COM (AMP) Puerto Rico, Inc.
  M/A-COM Food Share, Inc.
  M/A-COM Foundation, The
  Madison Cable Corporation
  Management Association of M/A-COM, Inc., The
  Mid-Atlantic Security, Inc.
  Midland Automatic Sprinkler Co.
  MIH, Inc.
  Mobile Security Communications, Inc. (19%)
  Montclair Molding, Inc.
  Mueller Co.
  Mueller Holdings Corp.
  National Integration Services
  National Tape Corporation
  New England Fire Equipment Company, Inc.
  Newton Specialty Glass, Inc.
  Nobel Electronics, Inc.
  On Q Systems, Inc.
  Palomar Precision Tubes, Inc.
  Pasadena Fire & Safety Inc.
  Phoenix Security Services Limited
  Photovision Rentals Limited
  Polyken Technologies Europe, Inc.
  Precision Interconnect, Inc.
  Primary Display Corporations
  Private Products, Inc.
  Quantum Instrument Corporation
  Raychem (Delaware) Ltd.
  Raychem Asia Pacific Management Services, Inc.
  Raychem Colombia, Inc. (CA)
  Raychem Colombia, Inc (DE)
  Raychem Corp. of Arizona
  Raychem Foundation (no shareholders)
  Raychem Gulf Coast, Inc.
  Raychem International Corporation
  Raychem International Manufacturing Corporation
  Raychem Radiation Technologies, Inc.
  Raychem Ventures, Inc.
  Raychem-Essex, LLC
  Raythene Systems Corp.
  Remtek International, Inc.
  Remtek Sales Corp.
  Roe Fire & Safety Equipment Co., Inc.

  Robinson Alarm Companies, Inc.
  Robinson Protective Alarm Company
  Rochester Corporation, The
  RTP Development
  Rust Architecture & Geology of North Carolina, P.C.
  Rust Environment & Infrastructure of Michigan Inc.
  Rust Environment & Infrastructure, P.E., Arch. & L.S.,
P.C.
  Security Watch, Inc.
  Sherwood Medical Company
  Sherwood Medical Company
  Sherwood-Accurate Inc.
  Sigma Circuits, Inc.
  Sigma GP Holding, Inc.
  Sigma Holding Corp.
  Sigmaform Corporation
  Sigmaform International
  Sigmaform Pacific Sales Corp.
  Simplex Technologies Inc.
  Skyline Fire & Communications, Inc.
  Sonitrol Corporation
  Sonitrol Limited
  Sonitrol Management Corporation
  Sonitrol Southeast, Inc.
  SSI Atlantic Crossing Holdings LLC
  SSI Atlantic Crossing LLC
  Star Sprinkler, Inc.
  Sunbelt Holding, Inc. I
  Sunbelt Holdings, Inc.
  Sunbelt Manufacturing, Inc.
  Surgical Dynamics, Inc.
  Surgical Service Corporation
  SWD Holding, Inc.
  SWD Holding, Inc. I
  T.J. Cope Inc.
  T15 Acquisition Corp.
  TA, Inc.
  Techcon International Inc.
  Thermacon, Inc.
  TKC Holding Corp.
  TME Management Corp.
  TPCG Holding
  Transoceanic Cable Ship Company, Inc.
  Tri-City Auto Auction, Inc.
  TSSL Finance Company, Inc.
  TSSL Holding Corp.
  Tucson Special Systems, Inc.
  TV&C GP Holding, Inc.
  TVC Holding
  TVC, Inc.
  TVM Group, Inc.
  TVM, Inc.
  Tyco (US) Holdings, Inc.
  Tyco Acquisition Corp VII
  Tyco Acquisition Corp XIII

  Tyco Acquisition Corp. I (NV)
  Tyco Acquisition Corp. II
  Tyco Acquisition Corp. II (NV)
  Tyco Acquisition Corp. III
  Tyco Acquisition Corp. III (NV)
  Tyco Acquisition Corp. IV
  Tyco Acquisition Corp. IV (NV)
  Tyco Acquisition Corp. IX
  Tyco Acquisition Corp. V
  Tyco Acquisition Corp. V (NV)
  Tyco Acquisition Corp. VI
  Tyco Acquisition Corp. X
  Tyco Acquisition Corp. XI
  Tyco Acquisition Corp. XII
  Tyco Acquisition Corp. XIX
  Tyco Acquisition Corp. XV
  Tyco Acquisition Corp. XVI
  Tyco Acquisition Corp. XVIII
  Tyco Acquisition Corp. XXI
  Tyco Acquisition Corp. XXII
  Tyco Acquisition Corp. XXIII
  Tyco Adhesives GP Holding, Inc.
  Tyco Adhesives LP
  Tyco Adhesives, Inc.
  Tyco Electronics Corporation
  Tyco Finance Corp.
  Tyco Flow Control, Inc.
  Tyco Healthcare Group LP
  Tyco Holding Corp.
  Tyco Holdings of Nevada, Inc.
  Tyco Holdings, Inc.
  Tyco International (NV) Inc.
  Tyco International (PA) Inc.
  Tyco International (US) Inc.
  Tyco International Asia, Inc.
  Tyco Merger Sub (NJ) Inc.
  Tyco Printed Circuit Group Inc.
  Tyco Printed Circuit Group LP
  Tyco Receivables Corp.
  Tyco Receivables Funding LLC
  Tyco SPC Inc.
  Tyco Submarine Systems Ltd.
  Tyco Submarine Systems Projects, Inc.
  Tyco Technology Resources, Inc.
  Tyco Valves & Controls LP
  Tyco Valves & Controls, Inc.
  Tyco Worldwide Services, Inc.
  U.S. Capital Corporation
  U.S.S.C. Puerto Rico, Inc.
  Unistrut Corporation
  Unistrut International Corp.
  United States Construction Co.
  United States Surgical Corporation
  USS Acquisition Corp.

  USSC Acquisition Corporation
  USSC Cal Med, Inc.
  USSC Financial Services Inc.
  USSC Tex Med, Inc.
  Valleylab Holding Corporation
  Valleylab Inc.
  Varec Vapor Control, Inc.
  W.A.F. Group, Inc.
  Walter Rose Co.
  Water Holdings Corp.
  Waverly Group LLC, The
  Whitaker Corporation, The
  Wormald Americas, Inc.
  WGV Liquidations, Inc.
  Yarway Corporation

URUGUAY:
  Bethany Trading Company
  Raychem Uruguay SA

VENEZUELA:
  AMP de Venezuela, C.A.
  Ansul de Venezuela C.A.
  Grinnell Sistemas de Proteccion Contra Incendio, S.A.
(Venezuela)
  Grupo Rust International Di Venezuela C.A.
  Kendall de Venezuela, C.A.
  Raychem de Venezuela, SA
  Tyco Flow Control de Venezuela, CA
  Tyco Submarine Systems, C.A.

VIETNAM:
  Tyco Engineering (Vietnam) Ltd.
  Tyco-PIECO Corporation (80%)

------------------------

 1  Also doing business as GAAM Fire and Rescue

2 Also doing business as Fire Guard A.F.S., Grinnell ACT, Grinnell Controlled Atmospheres, Grinnell Flow Control, Jefferson Electrical Services, O(1)Donnell Griffin, Planned Communications Australia, WF Energy Controls

 3 Also doing business as ACT Plumbing Maintenance, Advanced Systems Engineering, Building Asset Maintenance, EPS Electrical Plumbing Services, Fire Control Services, FHD Airconditioning, Goldfields Fire Services, Masterbilt Industries, Olsen Engineering Company, Quintrix Communications, Safeguard Fire Systems, Simplex Fire Protection Company, Tyco Fire Monitoring, Viking Fire Sprinklers, Williams Extinguisher Service, Wormald Advanced Systems Engineering, Wormald Building Products, Wormald Control Systems, Wormald Electronics, Wormald Fire & Safety, Wormald Fire Engineering, Wormald Technology

 4 Also doing business as Grinnell Fire Protection, Wormald Canada, Scotia Sprinklers, Wormald Fire Systems

 5  Also doing business as Wormald Espania

 6  Also doing business Grinnell Firekil, GEM Consultants

 7 Also doing business as Wormald Fire Systems, Wormald Engineering, Wormald Britannia, Wormald Lintott and Lintott Process Systems

 8  Also doing business as Ansul Fire Protection

 9 Also doing business as Automatic Sprinkler, GEM Sprinkler Company, Grinnell Flow Control, Grinnell Fire Protection, Tyco Fire & Security Services and Zettler

 10 Also doing business as Kendall Healthcare Products and Kendall International